SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  December 19, 2003
                                                  ---------------------


                    SDC International, Inc.
               --------------------------------


    Delaware               0-27520                  75-2583767
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 (State or other       (Commission File           (IRS Employer
  jurisdiction             Number)             Identification No.)
 of incorporation)




      231 Bradley Place
     Palm Beach, Florida                             33480
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  (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:   (561) 882-9300
                                                   --------------------




                         Not applicable
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  (Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.
           ----------------------------------------

Following the sale of TATRA a.s. to Terex Corporation, the Company's Board of Directors announced that it is considering various scenarios proposed by Management with regard to the Company's future. The alternatives being considered by the Board include locating and identifying an operating company as a possible candidate for merger, liquidation of the Company's remaining assets for distribution to its shareholders, or, reorganization under the U.S. Bankruptcy Code. As an aspect of the Board's considerations, Management is currently in discussions with the Company's legal counsel and auditors for completion of all legal and accounting reporting requirements in order to bring the Company's current with respect to its public reporting obligations under the Securities Exchange Act. Management believes that all of these requirements will have to be met prior to the Company being able to engage in any future activities. The Board anticipates review of Management's final proposals at the end of January, 2004.


Item 7.    Financial Statements, Pro Forma Financial Information
           and Exhibits.
           -----------------------------------------------------

(c)  Exhibits

     Press Release dated December 19, 2003.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         SDC INTERNATIONAL, INC.


                         By:  /s/ Ronald A. Adams
                              __________________________________
                              Ronald A. Adams
                              Chief Executive Officer

Date:  December 19, 2003